UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2026

DRUGS MADE IN AMERICA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42467	99-2394788
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 Lexington Avenue, Suite 1402

New York, NY 10170

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 726-7074

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.0001 per share, and one Right to receive one-eighth (1/8) of an Ordinary Share	DMAAU	The Nasdaq Stock Market LLC
Ordinary Shares	DMAA	The Nasdaq Stock Market LLC
Rights	DMAAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 13, 2026, Drugs Made In America Acquisition Corp. (the “Company”) and Power Analytics Global Corp, a Delaware corporation (“PAGC”), entered into Amendment No. 1 (the “Amendment”) to their Amended and Restated Definitive Merger Agreement dated as of September 8, 2026 (the “Merger Agreement”). The Amendment was approved by the boards of directors of both parties.

Standalone Closing Valuation

The Merger Agreement provides for a Closing Valuation of US$2,850,000,000, determined on an asset basis and including PAGC’s proposed acquisition of APQC Inc and the UltraSolar intellectual property (the “APQC Acquisition”), and makes completion of the APQC Acquisition a condition to closing.

Under the Amendment, the Closing Valuation automatically becomes US$1,710,000,000 for PAGC on a standalone basis (the “Standalone Closing Valuation”), without further action by either party, upon the earliest of the following (a “Reversion Event”):

(a)	the APQC Acquisition not having been completed on or before November 1, 2026;

(b)	termination of the definitive agreement for the APQC Acquisition; or

(c)	delivery to PAGC of a written determination by the Company’s independent directors that the APQC Acquisition cannot be completed.

The Standalone Closing Valuation includes PAGC’s existing business, assets and intellectual property owned as of October 13, 2026, and excludes the APQC Acquisition, the UltraSolar intellectual property and any other asset not owned by PAGC on that date. The Merger Consideration will be calculated at the Reference Price under the Merger Agreement and paid in full at closing in shares of the Company, with no earnout or other contingent consideration.

Following a Reversion Event, the condition to closing requiring completion of the APQC Acquisition, and the Company’s right to terminate the Merger Agreement if the APQC Acquisition is not completed by December 31, 2026, will be deleted. A Reversion Event will not itself give either party a right to terminate the Merger Agreement. If the APQC Acquisition is completed on or before November 1, 2026, and no other Reversion Event occurs, the Merger Agreement will continue on its existing valuation terms, subject to the fairness opinion and cooperation provisions of the Amendment.

Later Addition of APQC and Other Assets

Following a Reversion Event and before closing, the parties may increase the Closing Valuation to reflect the independently appraised value of the APQC Acquisition, the UltraSolar or PolariQon intellectual property or other assets subsequently acquired by PAGC, only by a further written amendment to the Merger Agreement approved by the Company’s independent directors and supported by a supplemental fairness opinion. Any additional Merger Consideration would be paid in shares of the Company at the Reference Price. Until such an amendment becomes effective, the Standalone Closing Valuation applies. Assets already included in the Standalone Closing Valuation may not be valued again or added to increase the Merger Consideration.

After closing, any acquisition of such assets by the combined company from former PAGC stockholders or their affiliates would be a related-party transaction requiring the approval of the combined company’s independent directors, at a price not exceeding independently appraised value, and would not increase the Merger Consideration. The Closing Valuation, together with the value of all such added or acquired assets, may not exceed US$2,850,000,000. That limit does not apply to acquisitions by the combined company from unrelated parties.

Fairness Opinion

The Amendment provides that, following a Reversion Event, the fairness opinion condition in Section 6.5(a) of the Merger Agreement will be satisfied by the written opinion of Joel A. Gallo, acting in his individual capacity as an independent evaluator and financial advisor, that the business combination at the Standalone Closing Valuation is fair, from a financial point of view, to the Company’s unaffiliated shareholders. The parties have agreed that Mr. Gallo, as a sole-practitioner independent valuation professional, qualifies as the independent valuation firm required by that Section for that opinion. If the APQC Acquisition is completed and no Reversion Event occurs, the condition will be satisfied by the opinion of an independent evaluator engaged by the Company’s independent directors for that purpose.

PAGC has agreed to provide financial statements, projections, intellectual property records, contracts and other reasonably requested information and management access, and to use its best efforts to provide substantially complete information within two business days of each request. Any delay in providing that information extends the expected delivery date of the opinion by an equal period.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

The independent firm previously approved to render the fairness opinion contemplated by Section 6.5(a) of the Merger Agreement determined that the intellectual property valuation required by the assignment would have called for a dual opinion, with a separate intellectual property evaluator added to complete it. As a result, no opinion was issued, and the Company and that firm agreed to terminate the engagement effective October 2, 2026.

On October 12, 2026, following the written approval of the Company’s board of directors, the Company’s independent directors engaged Joel A. Gallo, acting in his individual capacity as an independent evaluator and financial advisor, under an Independent Financial Fairness Opinion Engagement Letter dated October 12, 2026, to render the opinion on PAGC at the Standalone Closing Valuation of US$1,710,000,000. Mr. Gallo is able to value intellectual property himself, in addition to applying other valuation methods, and his evaluation will include PAGC’s existing intellectual property as part of its standalone business. The opinion is expected to be delivered on or before October 26, 2026, subject to timely receipt of the information required to complete it.

As of the date of this Current Report, no opinion has been delivered. The opinion remains subject to Mr. Gallo’s independent professional judgment and continues to be a condition to closing. The termination of the prior engagement and its replacement by Mr. Gallo do not give either party a right to terminate the Merger Agreement.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding the proposed business combination between the Company and PAGC, the Closing Valuation, the APQC Acquisition, the occurrence or non-occurrence of a Reversion Event, the expected delivery of the fairness opinion, the potential addition of other assets, and the expected timing and completion of the business combination. Words such as “expect,” “intend,” “will,” “may,” “anticipate” and similar expressions are intended to identify forward-looking statements. These statements are based on the current expectations of the management of the Company and PAGC and are not predictions of actual performance.

Because the Company is a blank check company, the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995 does not apply to forward-looking statements made by or on behalf of the Company in this Current Report on Form 8-K or the exhibits hereto.

Actual events and circumstances are difficult or impossible to predict and may differ materially from those expressed or implied. These forward-looking statements are subject to a number of risks and uncertainties, including, among others: (i) the risk that the business combination may not be completed in a timely manner or at all, including by the Company’s business combination deadline or the Outside Date; (ii) the failure to satisfy the conditions to closing, including the approval of the Company’s shareholders, the delivery of the fairness opinion and the Minimum Cash Condition; (iii) the risk that the fairness opinion is not delivered when expected, or that it does not conclude that the business combination is fair to the Company’s unaffiliated shareholders; (iv) whether the APQC Acquisition is completed and whether a Reversion Event occurs; (v) the level of redemptions by the Company’s public shareholders and the resulting amount of cash available at closing; (vi) the inability to complete any financing on acceptable terms or at all; (vii) risks relating to the affiliated nature of the business combination; (viii) risks relating to the ownership, protection and enforceability of PAGC’s intellectual property; (ix) the outcome of any legal proceedings that may be instituted against the Company, PAGC or their respective directors or officers; (x) the ability of the Company to obtain or maintain the listing of its securities on Nasdaq before and following the business combination; and (xi) other risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission, including those under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and in the registration statement to be filed in connection with the business combination.

Forward-looking statements speak only as of the date of this Current Report. Neither the Company nor PAGC undertakes any obligation to update or revise any forward-looking statement, except as required by law.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or a solicitation of a proxy, consent or authorization with respect to any securities or the proposed business combination, and is not an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Additional Information and Where to Find It; Participants in the Solicitation

The Company intends to file with the Securities and Exchange Commission a registration statement on Form S-4 that will include a proxy statement/prospectus in connection with the proposed business combination. Shareholders and other interested persons are urged to read the proxy statement/prospectus and other documents filed with the Securities and Exchange Commission when available, because they will contain important information about the Company, PAGC and the proposed business combination. Copies will be available free of charge at www.sec.gov or from the Company at 420 Lexington Avenue, Suite 1402, New York, NY 10170. The Company, PAGC and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed business combination, and information about their interests will be set out in the proxy statement/prospectus.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1	Amendment No. 1 to the Amended and Restated Definitive Merger Agreement, dated October 13, 2026, between Drugs Made In America Acquisition Corp. and Power Analytics Global Corp.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRUGS MADE IN AMERICA ACQUISITION CORP.

By:	/s/ Roger E. Bendelac
Name:	Roger E. Bendelac
Title:	Chief Executive Officer
Date:	October 21, 2026